UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri	63017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 3, 2007, SAVVIS, Inc. a Delaware corporation (“SAVVIS”), entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters (collectively, the “Underwriters”) to issue and sell $300 million aggregate principal amount of 3.0% Convertible Senior Notes due May 15, 2012 (the “Notes”) in a public offering pursuant to a Registration Statement on Form S-3 (the “Registration Statement”) and a related prospectus (the “Prospectus”) filed with the Securities and Exchange Commission. In addition, SAVVIS granted the Underwriters an option to purchase up to an additional $45 million aggregate principal amount of Notes to cover over-allotments. On May 4, 2007, the Underwriters exercised this option in full. SAVVIS estimates that the net proceeds from the offering will be approximately $336.0 million, after deducting underwriting discounts and estimated offering expenses. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

In connection with the offering, on May 3, 2007, SAVVIS entered into the Consent and Amendment No. 5 (the “Amendment”) to its Credit Agreement dated June 10, 2005, as amended, by and among SAVVIS Communications Corporation, a Missouri corporation, SAVVIS, the lenders that are signatories thereto and Wells Fargo Foothill, Inc., as the arranger and the administrative agent, to allow SAVVIS to offer and sell the Notes. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

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The summary of the foregoing transactions is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits hereto and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 3, 2007, by and among SAVVIS, Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as managers of the underwriters named therein.

5.1	Opinion of Hogan & Hartson LLP regarding the legality of the Notes.

10.1	Consent and Amendment No. 5 to Credit Agreement dated as of May 3, 2007, by and among SAVVIS Communications Corporation, a Missouri corporation, SAVVIS, the lenders that are signatories thereto and Wells Fargo Foothill, Inc., as the arranger and the administrative agent for the lender parties.

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS, INC.

Date: May 9, 2007	By:	/s/ Philip J. Koen
Name: Philip J. Koen
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 3, 2007, by and among SAVVIS, Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as managers of the underwriters named therein.

5.1	Opinion of Hogan & Hartson LLP regarding the legality of the Notes.

10.1	Consent and Amendment No. 5 to Credit Agreement dated as of May 3, 2007, by and among SAVVIS Communications Corporation, a Missouri corporation, SAVVIS, the lenders that are signatories thereto and Wells Fargo Foothill, Inc., as the arranger and the administrative agent for the lender parties.

23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1).

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